AMENDMENT NO. 1 TO FORECLOSURE SALE AGREEMENT

This Amendment No. 1 to the FORECLOSURE SALE AGREEMENT (this "**Amendment**") is entered into as of September 30, 2011 by and among Venture Lending & Leasing IV, Inc. ("**VLL4**"), Venture Lending & Leasing V, Inc. ("**VLL5**"), Silicon Valley Bank ("**SVB**") and Xenogenics Corporation, a Nevada corporation ("**Purchaser**"). VLL4, VLL5 and SVB are sometimes referred to hereinafter collectively, as "**Sellers**" and individually as a "**Seller**" and VLL5, in its capacity as collateral agent for the Sellers under the Loan Agreement (as defined in the Agreement, as defined below) is sometimes referred to herein as "**Agent**."

RECITALS

WHEREAS, the Sellers entered into a FORECLOSURE SALE AGREEMENT dated September 30, 2010 with Purchaser (the "**Agreement**");

WHEREAS, the Purchaser and Sellers now desire to amend the terms of the Agreement as set forth below; and

WHEREAS, pursuant to Section 14(f) of the Agreement, any provision of the Agreement may be amended by written agreement signed by Purchaser and Sellers.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to the first paragraph of Section 12. The first paragraph of Section 12 of the Agreement is hereby amended and restated in its entirety as follows:

"Covenants of Purchaser. Purchaser shall exercise, and shall require that all its affiliates, sub-licensees, partners, and acquirers use, Good Faith Reasonable Efforts (as defined below) in developing and commercializing Debtor's bioabsorbable stent and related technology and intellectual property acquired by Purchaser pursuant to the terms of this Agreement and the documents and instruments executed and delivered in connection with this Agreement. "**Good Faith Reasonable Efforts**" shall mean: (i) those efforts that are similar to the efforts used by medical device companies generally in relation to other products under similar commercial circumstances that have similar commercial value, status, and potential to the bioabsorbable stent of Debtor acquired by Purchaser; and, (ii) achieving the following development milestones for the Generation 2 device included in the Transferred Assets: (a) restart manufacturing and produce a device within 24 months from date of execution of this Agreement; (b) initiate an animal study within 30 months from date of execution of this Agreement; (c) make a regulatory submission to support a human use clinical trial within 36 months from date of execution of this Agreement; (d) initiate a human use clinical trial within 48 months from date of execution of this Agreement; and (e) make a regulatory submission or equivalent for marketing approval for use in humans

within 60 months from date of execution of this Agreement. Purchaser agrees to promptly notify Agent after Purchaser achieves or fails to achieve each of the preceding development milestones within the specified time periods. Upon reasonable prior notice at reasonable times during normal business hours, Purchaser hereby authorizes Agent and each Seller's officers, employees, representatives and agents to inspect the Transferred Assets and to discuss the Transferred Assets and the records relating thereto with Purchaser's officers."

2. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile will be accepted and considered duly executed.

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IN WITNESS WHEREOF, Purchaser, Agent and Sellers have caused this Amendment to be executed as of the day and year first above written.

SELLERS:

VENTURE LENDING & LEASING IV, INC.

By: ____________________
Name: Maurice Werdegar
Its: President and CEO

VENTURE LENDING & LEASING V, INC., as Agent and as a Seller

By: ____________________
Name: Maurice Werdegar
Its: President and CEO

SILICON VALLEY BANK

By: ____________________
Name: ____________________
Its: ____________________

PURCHASER:

XENOGENICS CORPORATION

By: ____________________
Name: W. Gerald Newmin
Its: Chairman & CEO

IN WITNESS WHEREOF, Purchaser, Agent and Sellers have caused this Amendment to be executed as of the day and year first above written.

SELLERS:

VENTURE LENDING & LEASING IV, INC.

By: ______________________
Name: ______________________
Its: ______________________

VENTURE LENDING & LEASING V, INC., as Agent and as a Seller

By: ______________________
Name: ______________________
Its: ______________________

SILICON VALLEY BANK

By: [signature]
Name: Bellet Eliasnia
Its: Advisor III

PURCHASER:

XENOGENICS CORPORATION

By: [signature]
Name: W. Gerald Newmin
Its: Chairman & CEO